UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 28, 2008
SANTARUS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-50651	33-0734433
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
3721 Valley Centre Drive, Suite 400, San Diego, California 92130
(Address of Principal Executive Offices) (Zip Code)
(858) 314-5700

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
SIGNATURE

Item 8.01. Other Events.
     Santarus, Inc. (“Santarus”) announced that it is developing a new tablet formulation to add to its Zegerid® family of branded prescription pharmaceutical products. The new formulation is a swallowable tablet that combines immediate-release omeprazole, a proton pump inhibitor (“PPI”), with a mix of buffers. Santarus plans to undertake clinical and stability studies with the tablet in preparation for the submission of a New Drug Application to the U.S. Food and Drug Administration. Santarus’ objective is to have the new Zegerid tablet product commercially available in the U.S. in the second half of 2009.
Forward-Looking Statements
     Santarus cautions you that statements included in this report that are not a description of historical facts are forward-looking statements. The inclusion of forward-looking statements should not be regarded as a representation by Santarus that any of its plans will be achieved. Actual results may differ materially from those set forth in this report due to the risks and uncertainties inherent in Santarus’ business, including, without limitation: difficulties or delays associated with Santarus’ product development activities, including product stability, and clinical testing for the new tablet formulation; whether the new tablet formulation achieves the intended safety and efficacy profile and demonstrates features and benefits that are important to physicians and their patients; the timing for commercial availability of the new tablet product and potential for delays associated with the clinical testing and regulatory approval processes; adverse side effects or inadequate therapeutic efficacy of Santarus’ products that could result in product recalls, market withdrawals or product liability claims; competition from other pharmaceutical or biotechnology companies and evolving market dynamics, including the impact of currently available generic PPI products and the introduction of additional generic PPI products; the scope and validity of patent protection for the new tablet formulation and Santarus’ other Zegerid products, including the outcome and duration of the pending patent infringement lawsuits against Par Pharmaceutical, Inc., and Santarus’ ability to commercialize the new tablet formulation and its other Zegerid products without infringing the patent rights of others; other difficulties or delays in development, testing, manufacturing and marketing of, and maintaining regulatory approvals for, Santarus’ products; and other risks detailed in Santarus’ prior public periodic filings with the Securities and Exchange Commission.
     You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement and Santarus undertakes no obligation to revise or update this report to reflect events or circumstances after the date hereof. This caution is made under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANTARUS, INC.

Date: May 28, 2008	By: Name:	/s/ Gerald T. Proehl Gerald T. Proehl
	Title:	President and Chief Executive Officer